EXHIBIT 99.2

                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(In thousands, except per share data)                                    DECEMBER 31, 2006     December 31, 2005 *
                                                                       --------------------   --------------------
                                                                           (UNAUDITED)
                                ASSETS
  Cash and due from banks, noninterest-bearing                          $           12,825     $           18,784
  Interest-bearing deposits in other banks                                           4,190                  5,038
                                                                       --------------------   --------------------
    Total cash and cash equivalents                                                 17,015                 23,822
  Securities:
    Available for sale (amortized cost of $44,079 in December 2006
     and $43,133 in December 2005)                                                  43,351                 42,381
    Held to maturity (estimated market value of $1,681 in December
     2006 and $1,981 in December 2005)                                               1,738                  2,029
  FHLB stock                                                                         6,715                  5,829
  Loans held for sale                                                                4,442                  4,894

  Loans                                                                            761,398                643,727
    Less allowance for loan losses                                                   7,786                  6,763
                                                                       --------------------   --------------------
      Net loans                                                                    753,612                636,964

  Other real estate owned                                                              653                     26
  Accrued interest receivable                                                        4,467                  3,345
  Premises and equipment, net                                                       10,437                 10,537
  Goodwill                                                                           1,462                  1,462
  Other assets                                                                      16,198                 14,977
                                                                       --------------------   --------------------
          Total assets                                                  $          860,090     $          746,266
                                                                       ====================   ====================
                 LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                              $          661,892     $          564,990
  Short-term borrowings                                                             27,485                 21,803
  Escrow deposits                                                                      415                    561
  Accrued interest payable                                                             480                    418
  Accrued expenses and other liabilities                                             3,659                  3,857
  Long-term obligations                                                            108,536                103,541
                                                                       --------------------   --------------------
       Total liabilities                                                           802,467                695,170
                                                                       --------------------   --------------------
Stockholders' equity:
  Preferred stock, $1 par value, 3,000 shares authorized,
    no shares issued and outstanding                                                     -                      -
  Common stock, $1 par value, 14,000 shares authorized,
    6,514 and 4,305 shares issued and outstanding                                    6,514                  4,305
  Additional paid-in capital                                                         2,909                  2,735
  Accumulated other comprehensive loss                                                (447)                  (462)
  Retained earnings                                                                 48,647                 44,518
                                                                       --------------------   --------------------
       Total stockholders' equity                                                   57,623                 51,096
                                                                       --------------------   --------------------
          Total liabilities and stockholders' equity                    $          860,090     $          746,266
                                                                       ====================   ====================

Book value per common share**                                           $            8.85      $             7.91
                                                                       ====================   ====================
*Derived from audited consolidated financial statements.

**The per share information is computed after giving the retroactive effect to the 3-for-2 stock split in the form of a 50% stock dividend declared on May 31, 2006 and paid on June 30, 2006.

                                           COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                              CONSOLIDATED STATEMENTS OF OPERATIONS
                                                           (Unaudited)

(In thousands, except per share data)                           THREE MONTHS ENDED                   TWELVE MONTHS ENDED
                                                                    DECEMBER 31,                         DECEMBER 31,
                                                               2006               2005              2006             2005 *
                                                         ----------------   ---------------   ---------------   ----------------
INTEREST INCOME:
  Loans                                                   $       14,676     $      10,935     $      53,805     $       36,762
  Securities                                                         503               514             2,025              2,107
  Other                                                              119                96               337                172
  Dividends on FHLB stock                                             96                63               362                217
                                                         ----------------   ---------------   ---------------   ----------------
       Total interest income                                      15,394            11,608            56,529             39,258
                                                         ----------------   ---------------   ---------------   ----------------

INTEREST EXPENSE:
  Deposits                                                         6,752             3,851            22,389             12,002
  Short-term borrowings                                              327               224             1,289                941
  Long-term obligations                                            1,228             1,138             4,714              3,216
                                                         ----------------   ---------------   ---------------   ----------------
       Total interest expense                                      8,307             5,213            28,392             16,159
                                                         ----------------   ---------------   ---------------   ----------------

NET INTEREST INCOME                                                7,087             6,395            28,137             23,099
Provision for loan losses                                            350               935             2,235              2,485
                                                         ----------------   ---------------   ---------------   ----------------
       Net interest income after provision for loan losses         6,737             5,460            25,902             20,614
                                                         ----------------   ---------------   ---------------   ----------------

NONINTEREST INCOME:
   Gain on sale of loans                                             461               527             1,792              2,422
   Service charges and fees on loans                                 190               120               606                772
   Deposit-related fees                                              533               498             2,054              1,803
   Gain on disposal of premises and equipment                          5               419                 3                412
   Bank-owned life insurance earnings                                 91                95               373                348
   Other income, net                                                  75                46               254                190
                                                         ----------------   ---------------   ---------------   ----------------
       Total noninterest income                                    1,355             1,705             5,082              5,947
                                                         ----------------   ---------------   ---------------   ----------------

NONINTEREST EXPENSES:
   Compensation and fringe benefits                                2,966             2,609            11,750             10,371
   Occupancy and equipment                                           935               924             3,804              3,550
   Professional and examination fees                                 127                76               720                447
   Advertising                                                       150               170               557                574
   Other                                                             583               784             2,185              2,359
                                                         ----------------   ---------------   ---------------   ----------------
     Total noninterest expenses                                    4,761             4,563            19,016             17,301
                                                         ----------------   ---------------   ---------------   ----------------

Income before income taxes                                         3,331             2,602            11,968              9,260
Income tax expense                                                 1,222             1,145             4,328              3,758
                                                         ----------------   ---------------   ---------------   ----------------

NET INCOME                                                $        2,109     $       1,457     $       7,640     $        5,502
                                                         ================   ===============   ===============   ================

NET INCOME PER SHARE:
   Basic**                                                $         0.32     $        0.23     $        1.18     $         0.85
                                                         ================   ===============   ===============   ================
   Diluted**                                              $         0.32     $        0.22     $        1.15     $         0.84
                                                         ================   ===============   ===============   ================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic**                                                         6,513             6,456             6,491              6,448
                                                         ================   ===============   ===============   ================
   Diluted**                                                       6,645             6,580             6,626              6,564
                                                         ================   ===============   ===============   ================

*Derived from audited consolidated financial statements.

**The share and per share information is computed after giving the retroactive effect to the 3-for-2 stock split in the form of a 50% stock dividend declared on May 31, 2006 and paid on June 30, 2006.



AVERAGE BALANCES
COOPERATIVE BANKSHARES, INC.

                                                                     For the quarter ended
                                                      DECEMBER 31, 2006                  DECEMBER 31, 2005
                                              ---------------------------------------------------------------------
(DOLLARS IN THOUSANDS)                                                Average                             Average
                                                Average                Yield/       Average                Yield/
                                                Balance    Interest     Cost        Balance    Interest     Cost
                                              ------------ ---------- ----------  ------------ ---------- ---------
Interest-earning assets:
   Interest-bearing deposits in other banks   $    8,526   $    119      5.58%     $   8,778    $    96     4.37%
   Securities:
        Available for sale                        42,181        483      4.58%        42,913        490     4.57%
        Held to maturity                           1,780         20      4.49%         2,133         24     4.50%
   FHLB stock                                      6,473         96      5.93%         5,414         63     4.65%
   Loan portfolio                                756,265     14,676      7.76%       634,025     10,935     6.90%
                                              ------------ ----------             ------------ ----------
    Total interest-earning assets                815,225     15,394      7.55%       693,263     11,608     6.70%

Non-interest earning assets                       31,756                              31,426
                                              ------------                        ------------
Total assets                                  $  846,981                           $ 724,689
                                              ============                        ============


Interest-bearing liabilities:
   Deposits                                      608,257      6,752      4.44%       503,283      3,851     3.06%
   Borrowed funds                                131,892      1,555      4.72%       118,262      1,362     4.61%
                                              ------------ ----------             ------------ ----------
    Total interest-bearing liabilities           740,149   $  8,307      4.49%       621,545    $ 5,213     3.35%
                                                           ----------                          ----------

Non-interest bearing liabilities                  49,299                              52,055
                                              ------------                        ------------

    Total liabilities                            789,448                             673,600
    Stockholders' equity                          57,533                              51,089
                                              ------------                        ------------
Total liabilities and stockholders' equity    $  846,981                           $ 724,689
                                              ============                        ============

Net interest income                                        $  7,087                             $ 6,395
                                                           ==========                          ==========

Interest rate spread                                                     3.06%                              3.35%
                                                                      ==========                          =========

Net yield on interest-earning assets                                     3.48%                              3.69%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                          110.1%                             111.5%
                                                                      ==========                          =========
